EXHIBIT J

FORM OF LOCKUP AGREEMENT

This AGREEMENT (the "Agreement") is made as of the ____ day of ___________ 2011, by _________________________ ("Holder"), maintaining an address at _____________________________ ______________________________________________________________, in connection with his ownership of shares of Stone Harbor Investments, Inc., a Nevada corporation (the "Company").

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.           Background.

a.           Holder is the direct or indirect beneficial owner of the amount of shares of the Common Stock and Common Stock Equivalents as set forth on the signature page hereto and which hereafter may be acquired by Holder (“Restricted Securities”).  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

b.           Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements (each a “Subscription Agreement”) with subscribers (“Subscribers”) to the Company’s Notes and Warrants.   Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to obtain on behalf of the Subscribers an agreement from the Holder to refrain from selling any Restricted Securities from the date of the Subscription Agreement until 24 months after the Closing Date (“Restriction Period”), except as described below.

c.           Upper case terms not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

2.           Sale Restriction.

a.           Holder hereby agrees that during the Restriction Period, the Holder will not sell, transfer or otherwise dispose of any Restricted Securities or any other security of the Company which Holder owns or has a right to acquire or acquire after the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of Restricted Securities in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b.           Any subsequent issuance to and/or acquisition by Holder of Common Stock or Common Stock Equivalents will be subject to the provisions of this Agreement.

3.           Miscellaneous.

a.           At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  The Holder and Company hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c.           The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.           This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable.

f.            The Holder and Company acknowledge that this Agreement is being entered into for the benefit of the Subscribers who are parties to the Subscription Agreement and who are hereby made third party beneficiaries of this Agreement.  This Agreement may be enforced by the Subscribers and may not be amended without the consent of the requisite amount of Subscribers in the manner described in the Subscription Agreement, which consent may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

(Signature of Holder)

(Print Name of Holder)

Number of Shares of Common Stock directly owned by Holder: _________________________________________________

Number of Shares of Common Stock Equivalents directly owned by Holder: _______________________________________

Consisting of _________________________________________________________________________________________

_____________________________________________________________________________________________________

Number of Shares of Common Stock beneficially owned by Holder: _____________________________________________

Presently held as follows: ______________________________________________________________________________

_____________________________________________________________________________________________________

Number of Shares of Common Stock Equivalents beneficially owned by Holder: ___________________________________

Consisting of _________________________________________________________________________________________

_____________________________________________________________________________________________________

COMPANY:

STONE HARBOR INVESTMENTS, INC.

By: